UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): January 6, 2023

AIXIN LIFE INTERNATIONAL, INC.

(Exact Name of Registrant as Specified in its Charter)

0-17284

(Commission File No.)

Colorado	84-1085935
(State of Incorporation)	(I.R.S. Employer Identification No.)

Hongxing International Business Building 2, 14th FL, No. 69 Qingyun South Ave., Jinjiang District Chengdu City, Sichuan Province, China	610021
(Address of Principal Executive Offices)	(ZIP Code)

Registrant’s telephone number, including area code: 86-313-6732526

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(g) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	AIXN	OTCQX

Cautionary Note Regarding Forward-Looking Statements:

Any statements contained in this Current Report on Form 8-K that are not historical facts are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are generally identifiable by use of the words “believes,” “expects,” “intends,” “anticipates,” “plans to,” “estimates,” “projects,” or similar expressions. Such statements may include, but are not limited to, statements about the Company’s planned acquisitions, the purchase price to be paid for such acquisitions and the future performance of the businesses to be acquired, and other statements that are not historical facts. Such statements are based upon the beliefs and expectations of the Company’s management as of this date only and are subject to risks and uncertainties that could cause actual results to differ materially. Therefore, investors are cautioned not to place undue reliance on these forward-looking statements. The Company undertakes no obligation to revise or publicly release the results of any revision to these forward-looking statements, whether as a result of new information, future events or otherwise, other than as required by applicable law.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Pursuant to resolutions adopted by the Board of Directors and the holders of a majority of the outstanding shares of common stock of AiXin Life International, Inc., on January 6, 2023, we filed an amendment to our Articles of Incorporation with respect to a proposed 1 for 2 “reverse” split of our common stock (the “Amendment”). A copy of the Amendment is included as Exhibit 3.1 to this Report.

Completion of the proposed reverse stock split remains subject to the discretion of our Board of Directors. If the reverse stock split is to be effected, it will become effective on a date determined by our Board of Directors only upon receipt of approval from the Financial Industry Regulatory Authority (“FINRA”). We will publicly announce the date, if any, on which the reverse stock split is intended to occur and the new CUSIP number for the common stock. It is anticipated that the trading symbol of our common stock will remain AIXN.

If the proposed reverse stock split is effected, each two (2) pre-split shares of our common stock will automatically combine into one (1) new share of common stock without any action on the part of the holders and the number of outstanding shares of common stock will be reversed from 49,999,891 to 24,999,946 shares (subject to rounding of fractional shares).

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description

3.1	Articles of Amendment to Articles of Incorporation filed January 6, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: January 12, 2023

AiXin Life International, Inc.

By:	/s/ Quanzhong Lin
Quanzhong Lin
Chief Executive Officer